UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 21, 2013

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                     (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On, May 21, 2013, the Board of Directors (the “Board”) of SigmaTron International, Inc. (the “Company”), adopted (a) the SigmaTron International, Inc. 2014 Employee Bonus Plan (the “Employee Plan”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The following is only a summary of the Plan, and in the event of any inconsistencies between the summary below and the Plan, the Plan shall control. The stated purpose of the Plan is to align stockholder, employee and officer objectives, to motivate employees and officers of the Company and to increase shareholder value. The Plan will be administered and interpreted by the Board. The Plan, as a whole, is also subject to amendment, suspension or termination by the Board.

The Employee Plan.

The Employee Plan applies to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

Pursuant to the Employee Plan, a Bonus Pool shall be created under the Employee Plan shall be calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan. The Company’s Chief Executive Officer will submit to the Company’s Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee will review such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan will be based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, will be subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan will be contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility (currently with Wells Fargo Bank, N.A.), or having obtained a waiver thereof, at the end of the Company’s 2014 fiscal year.

ITEM 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	SigmaTron International, Inc. 2014 Employee Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: May 23, 2013	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead Title: President and Chief Executive Officer